Exhibit 24.1

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints John R. Reynolds and Eric P. Helm and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to: (1) sign, date and file with the Securities and Exchange Commission the Registration Statement on Form S-8 and related Prospectus of Fluor Corporation pertaining to the Executive Officer Inducement Awards granted to David E. Constable, with all exhibits thereto, and other documents in connection therewith, and to sign any or all further amendments (including post-effective amendments) thereto; and (2) sign, date and file any or all further amendments (including post-effective amendments) to the registration statements set forth on Attachment A to this Power of Attorney, solely for the purpose deregistering any securities that remain under such registration statements, with all exhibits thereto, and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date
/s/ David E. Constable	Chief Executive Officer, Director (Principal Executive Officer)	October 21, 2021
David E. Constable

/s/ Joseph L. Brennan	Executive Vice President, Chief Financial Officer (Principal Financial Officer)	October 21, 2021
Joseph L. Brennan

/s/ John C. Regan	Executive Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	October 21, 2021
John C. Regan

/s/ Alan L. Boeckmann	Executive Chairman	October 21, 2021
Alan L. Boeckmann

/s/ Alan M. Bennett	Director	October 18, 2021
Alan M. Bennett

/s/ Rosemary T. Berkery	Director	October 18, 2021
Rosemary T. Berkery

/s/ H. Paulett Eberhart	Director	October 18, 2021
H. Paulett Eberhart

/s/ James T. Hackett	Director	October 18, 2021
James T. Hackett

/s/ Thomas C. Leppert	Director	October 21, 2021
Thomas C. Leppert

/s/ Teri P. McClure	Director	October 18, 2021
Teri P. McClure

/s/ Armando J. Olivera	Director	October 18, 2021
Armando J. Olivera

/s/ Matthew K. Rose	Director	October 18, 2021
Matthew K. Rose

Attachment A

Registration Statements

Registration Statement (Form S-8 No. 333-52992) pertaining to the Fluor Corporation 2000 Executive Performance Incentive Plan and the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors;

Registration Statement (Form S-8 No. 333-63858) pertaining to the AMECO and Subsidiaries Salaried Employees 401(k) Retirement Plan;

Registration Statement (Form S-8 No. 333-63860) pertaining to the DMIS, Inc. Nissan Maintenance Project Retirement & Savings Plan;

Registration Statement (Form S-8 No. 333-63862) pertaining to the Fluor Corporation Employees’ Performance Plan;

Registration Statement (Form S-8 No. 333-63864) pertaining to the TRS Salaried Employees’ 401(k) Retirement Plan;

Registration Statement (Form S-8 No. 333-63868) pertaining to the Fluor Daniel Craft Employees 401(k) Retirement Plan;

Registration Statement (Form S-8 No. 333-63870) pertaining to the Fluor Corporation Salaried Employees’ Savings Investment Plan;

Registration Statement (Form S-8 No. 333-63872) pertaining to the TRS 401(k) Retirement Plan;

Registration Statement (Form S-8 No. 333-67000) pertaining to the 2001 Key Employee Performance Incentive Plan;

Registration Statement (Form S-8 No. 333-84790) pertaining to the Fluor Executive Deferred Compensation Program;

Registration Statement (Form S-8 No. 333-105308) pertaining to the Fluor Corporation 2003 Executive Performance Incentive Plan;

Registration Statement (Form S-8 No. 333-105309) pertaining to the Fluor Corporation Deferred Directors’ Fees Program;

Registration Statement (Form S-8 No. 333-115080) pertaining to the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors;

Registration Statement (Form S-8 No. 333-120372) pertaining to the Fluor Corporation Salaried Employees’ Savings Investment Plan;

Registration Statement (Form S-8 No. 333-120374) pertaining to the TRS 401(k) Retirement Plan;

Registration Statement (Form S-8 No. 333-148278) pertaining to the Fluor Executive Deferred Compensation Program;

Registration Statement (Form S-8 No. 333-150549) pertaining to the TRS 401(k) Retirement Plan;

Registration Statement (Form S-8 No. 333-150550) pertaining to the Fluor Corporation Employees’ Savings Investment Plan;

Registration Statement (Form S-8 No. 333-150857) pertaining to the Fluor Corporation 2008 Executive Performance Incentive Plan;

Registration Statement (Form S-8 No. 333-168411) pertaining to the Fluor Corporation Employees’ Savings Investment Plan; and

Registration Statement (Form S-8 No. 333-195613) pertaining to the Fluor Corporation 2014 Restricted Stock Plan for Non-Employee Directors.